Statements of Cash Flows (USD $)	0 Months Ended	3 Months Ended
	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2011
Operating Activities
Net (Loss)	$ (7,785)	$ (5,126)	$ (12,911)
Expenses Paid by a Related Party	2,785	5,126	7,911
Shares Issued for Services	5,000	0	5,000
Net Cash (Used) by Operating Activities	0	0	0
Financing Activities	0	0	0
Cash, End of Period	0	0	0
Non-Cash Activities:
Common Stock Issued for Services	$ 5,000	$ 0	$ 5,000